UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2023

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission FileNumber)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	Nasdaq Global Select Market
	Warrants to purchase Common Stock	HTZWW	Nasdaq Global Select Market
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2023, Hertz Vehicle Financing III LLC (“HVF III”), a wholly-owned, special-purpose and bankruptcy remote subsidiary of The Hertz Corporation (“THC”), and THC entered into a Second Amended and Restated Series 2021-A Supplement (the “Second A&R Series 2021-A Supplement”) among HVF III, as issuer, THC, as administrator, Deutsche Bank AG, New York Branch, as program agent and The Bank of New York Mellon Trust Company, N.A., as trustee. The Second A&R Series 2021-A Supplement amends and restates the Amended and Restated Series 2021-A Supplement, dated June 24, 2022, which amended and restated the Series 2021-A Supplement, originally dated June 29, 2021. The Second A&R Series 2021-A Supplement was entered into primarily to extend the commitment termination date for the Series 2021-A Variable Funding Rental Car Asset Backed Notes, Class A and Class B, issued thereunder by one year to June 27, 2025 and August 31, 2025, respectively, among certain other amendments and revisions that provide flexibility to issue the Series 2021-A Variable Funding Rental Car Asset Backed Notes, Class B as medium-term global notes at a future date. Also, on June 28, 2023, HVF III and THC effected an increase to the commitments for the Series 2021-A Variable Funding Rental Car Asset Backed Notes, Class A and Class B, from $3.908 billion to $4.063 billion.

The foregoing description of the Second A&R Series 2021-A Supplement is qualified in its entirety by reference to the complete terms and conditions of the Second A&R Series 2021-A Supplement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

10.1	Second Amended and Restated Series 2021-A Supplement, dated as of June 28, 2023, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, Deutsche Bank AG, New York Branch, as program agent, the several committed note purchasers party thereto, the several conduit investors party thereto, the several funding agents for the investor groups party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.
104.1	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

Date: June 28, 2023	By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Executive Vice President, General Counsel and Secretary